Exhibit (10)(i)
______________


           THIS BOND DOES NOT CONSTITUTE A GENERAL
           OBLIGATION OF THE BURLINGTON HOUSING AUTHORITY
           OR TOWN OF BURLINGTON OR THE COMMONWEALTH OF
           MASSACHUSETTS OR ANY POLITICAL SUBDIVISION
           THEREOF BUT IS PAYABLE SOLELY FROM THE REVENUES
           AND FUNDS PLEDGED FOR ITS PAYMENT IN ACCORDANCE
           WITH THE TRUST INDENTURE REFERRED TO BELOW.

REGISTERED NUMBER R-2                                REGISTERED
                                                     $500,000

BURLINGTON HOUSING AUTHORITY
RENTAL HOUSING REVENUE BOND
(BURLINGTON ARBORETUM APTS. 1987 PROJECT)
1989 Series A

     INTEREST                   DATED           MATURITY
       RATE                     DATE              DATE

     As Described Below     May 24, 1989    September 22, 2011

     BURLINGTON HOUSING AUTHORITY (the Issuer), a public body corporate and politic of The Commonwealth of Massachusetts (the Commonwealth), for value received, hereby promises to pay, solely from the sources and in the manner hereinafter provided, to the order of

DEAN WITTER/COLDWELL BANKER
TAX EXEMPT MORTGAGE FUND, L.P.,

or registered assigns (the Owner), on the twenty-second day of September, 2011 (or earlier as herein provided) the principal amount of $500,000 and to pay interest on such principal amount from the date hereof to the maturity date or the date of earlier redemption at the rates of interest per annum or in the amounts established as described below.

     All capitalized terms not otherwise defined herein shall have the meaning given such terms in the Indenture.

     1. General Provisions. The principal of and premium, if any, on this Bond shall be payable in lawful money of the United States of America, without exchange or collection charges, upon presentation and surrender of this Bond on the maturity date (or earlier as herein provided) at the principal office of Fleet National Bank, as trustee (the Trustee) under a Trust Indenture, dated as of September 22, 1987, as supplemented by the First Supplement to Trust Indenture, dated as of May 24, 1989, and a Second Supplement to Trust
Indenture, dated as of July 1, 1994 (as supplemented, the Indenture), by and among the Issuer, Burlington Arboretum Limited Partnership, a Massachusetts limited partnership (the Developer), and the Trustee. Interest on this Bond is payable at the times set forth below until maturity or earlier redemption. Prior to the Initial Remarketing Date (as hereinafter defined), interest on this Bond will be paid on behalf of the registered owner of this Bond to Tempo-GP, Inc. (the New Servicer), successor to Coldwell Banker Commercial Group, Inc. (the Prior Servicer) as servicer pursuant to a Servicing Agreement, dated as of September 22, 1987 as amended (the Servicing Agreement), among the Prior Servicer, the
Owner, the Developer and the Trustee, or any successor servicer designated by the registered owner of the Bond (the Prior Servicer, the New Servicer or any other successor servicer being the Servicer). The Servicer or the Trustee, as the case may be, shall transmit such interest payments to the Owner by wire transfer or other means acceptable to the Owner to such bank or account as Owner may request in writing. After the Initial Remarketing Date, interest on the Bonds shall be payable by the Trustee by check or draft mailed to the respective Bondholders thereof at the addresses shown on the registration books maintained by the Trustee as of the fifteenth day of the calendar month preceding each Interest Payment Date (a Record Date).

     This Bond is the only bond of a duly authorized issue of bonds of the Issuer, known as its "Rental Housing Revenue Bonds (Burlington Arboretum Apts. 1987 Project) 1989 Series A" (the Bond), issued as a single series and executed and delivered by the Issuer pursuant to the Indenture. The Bond is issued for the purpose of making an additional loan (the Additional Project Loan) to the Developer pursuant to the Indenture, in order to finance additional costs of the acquisition, construction and equipping of a multifamily residential rental project (the Project) to be located in the Town of Burlington, Massachusetts.

     The Issuer has previously authorized and issued bonds in the principal amount of $28,826,500 pursuant to the Indenture. This Bond is issued on a parity with those bonds now outstanding, without preference, priority or distinction and those bonds and this Bond are herein collectively called the Bonds.

     The Bonds are limited obligations of the Issuer, secured by and payable solely from a lien on and pledge of repayments by the Developer of the Project Loan as provided in the Indenture, in a certain Promissory Note of the Developer, dated September 22, 1987, as amended by a First Amendment to Promissory Note, dated May 24, 1989, and a Second Amendment to Promissory Note, dated July 1, 1994, in the original principal amount of $28,826,500 (as amended, the Original Note), and in a certain Promissory Note of the Developer, dated May 24, 1989, as amended by a First Amendment to Promissory Note, dated July 1, 1994, in the principal amount of $500,000 (as amended, the Additional Note), which Original Note and Additional Note (collectively, the Note) has been assigned to the Trustee, together with certain other funds described in the Indenture. The Bonds are additionally secured by and entitled to the benefits of (i) a First Mortgage and Security Agreement, dated as of September 22, 1987, as amended by the First Amendment thereto, dated as of May 24, 1989, and the Second Amendment thereto, dated as of July 1, 1994 (as amended, the Mortgage), between the Developer, as mortgagor and the Issuer, as mortgagee, which Mortgage secures the Note, which Mortgage and Note have been assigned by the Issuer to the Trustee pursuant to an Assignment, dated as of September 22, 1987, a Supplemental Assignment, dated as of May 24, 1989, and a Second Supplemental Assignment, dated as of July 1, 1994 (collectively, the Assignment), from the Issuer, as assignor, to the Trustee, as assignee; (ii) by a First Assignment of Rents and Leases, dated as of September 22, 1987, as amended by the First Amendment thereto, dated as of May 24, 1989, and the Second Amendment thereto, dated as of July 1, 1994 (as amended, the Lease Assignment), between the Developer, as assignor and the Issuer, as assignee, which Lease Assignment has been assigned by the Issuer to the Trustee pursuant to the Assignment; (iii) by an Assignment of Contract Documents, dated as of September 22, 1987, as confirmed by a Confirmation of Assignment of Contract Documents, dated as of July 1, 1994 (as confirmed, the Documents Assignment), between the Developer, as assignor and the Issuer, as assignee, which Documents Assignment has been assigned by the Issuer to the Trustee pursuant to the Assignment; (iv) by a Construction Loan Agreement, dated as of September 22, 1987, as amended by a First Amendment thereto, dated as of May 24, 1989, and the Second Amendment thereto, dated as of July 1, 1994 (as amended, the Construction Loan Agreement), by and among the Developer, the Trustee and the Servicer; (v) by a Loan Guaranty Agreement, dated as of September 22, 1987, (the Loan Guaranty Agreement), by Investors Management Group, Inc.
(IMG), Phillip H. Sloane and Jeffrey A. Kosow to the Trustee; and (vi) by a Completion Guaranty Agreement, dated as of September 22, 1987 (the Completion Guaranty), by IMG, Phillip
H. Sloane and Jeffrey A. Kosow to the Trustee. The Mortgage, Note, Assignment, Lease Assignment, Documents Assignment, Construction Loan Agreement, Loan Guaranty Agreement and Completion Guaranty are herein referred to as the Loan Documents. Reference is hereby made to the Indenture and the Loan Documents, copies of which are on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Trustee, the Developer, the Owner and subsequent Bondholders; the terms upon which the Bonds are issued and secured; the collection and disposition of revenues; a description of the properties and interests pledged; the modification or amendment of the Indenture or any of the Loan Documents; and other matters, to all of which the owner of this Bond assents by the acceptance of this Bond.

     The Indenture permits the issuance of additional bonds on a parity with the Bonds.

     2. Interest Payment Dates and Interest Periods. The interest payment dates (as applicable, an Interest Payment
Date) for this Bond shall be (i) for the period from and including the initial issuance of the Bond to and including the Initial Remarketing Date (the Contingent Interest Period), the first day of each month commencing June 1, 1989; (ii) the initial remarketing date; and (iii) after the Initial Remarketing Date, each June 1 and December 1, as provided in the Indenture.

     The "Interest Period" for the Bond shall be, as applicable, (a) during the Contingent Interest Period, the calendar month preceding an Interest Payment Date; provided that if the Bond is not issued on the first day of a month, then the first Interest Period shall be from and including the date of issuance of the Bond to and including the last day of the calendar month and provided further that the Interest Period immediately preceding payment in full of the Bond (whether by redemption, acceleration or otherwise) or the Initial Remarketing Date shall be a period extending from and including the day following the expiration of the last Interest Period of which interest due on the Bond has been paid to but not including the date of payment in full of the Bond or the Initial Remarketing Date; and (b) on and after the Initial Remarketing Date, the period from and including an Interest Payment Date to but not including the next succeeding Interest Payment Date.

     3. Interest Payable. From and including the date of initial issuance and delivery of the fully executed and authenticated Bond to (but not including) the earlier of the Initial Remarketing Date or the date on which the Bond is paid in full (whether by redemption, acceleration or otherwise), the Bond shall bear interest at a rate or rates determined as provided below, but in no event to exceed the lesser of fourteen percent (14%) per annum (the Contingent Interest
Rate) or the maximum amount allowed by the laws of The Commonwealth of Massachusetts. Interest on the Bond shall be calculated on the basis of a year of 360 days consisting of twelve (12) thirty (30) day months and shall be payable on the applicable Interest Payment Date described herein. Interest on the Bond will be comprised of several components as set forth below.

     4. Current Interest Payable. During the Operating Period, the Bond will bear Minimum Base Interest at the rate of five and thirty-five hundredths percent (5.35%) per annum (the Minimum Base Interest Rate), payable in arrears on the first day of the calendar month following each related Interest Period.

     During each Interest Period during the Operating Period, this Bond will bear additional interest in an amount not to exceed the amount of interest equal to an annual noncompounding rate of three and sixty-five hundredths percent (3.65%) of the outstanding principal amount of the Bond (which maximum amount is referred to as Maximum Additional Base Interest) due and payable in arrears to the Servicer on behalf of the Owner for such Interest Period on the Interest Payment Date of the second calendar month following such Interest Period to the extent Cash Flow is available for such Interest Period. If the Cash Flow in any Interest Period is insufficient to enable payment of the full amount of the Maximum Additional Base Interest, then the maximum amount possible from such available Cash Flow shall be paid and the balance shall be carried forward without interest and shall accrue and be due and payable in arrears (which amount so payable is referred to herein as the Additional Base Interest) on the Interest Payment Date of the second calendar month immediately following such Interest Period.

     The difference between the Maximum Additional Base Interest and the Additional Base Interest (which difference is referred to as the Deferred Base Interest) shall, to the extent that the cumulative aggregate amount of Deferred Base Interest and Deferred Program Management Fees (as defined in the Construction Loan Agreement) does not exceed $1,200,000 (the Deferral Ceiling), be carried forward without interest and shall accrue and be due and payable as described in
Section 6 below to the extent Sale and Refinancing Proceeds are available for payment thereof. Following achievement of the Deferral Ceiling, such amounts shall be carried forward without interest and accrue and be due and payable on the earliest possible Interest Payment Date thereafter from Cash Flow in later Interest Periods to the extent such Cash Flow is available subsequent to the payment of Additional Base Interest and prior to the payment of any Contingent Interest payable pursuant to the provisions of the succeeding paragraph. To the extent sufficient Cash Flow is not available in later Interest Periods, then such Deferred Base Interest shall accrue and be due and payable as described in Section 6 below to the extent Sale and Refinancing Proceeds are available for payment thereof.

     During each Interest Period within the Operating Period, this Bond shall bear additional interest at the Contingent Interest Period Rate equal to an annual noncompounding rate of five percent (5.00%) of the outstanding principal amount of the Bond (which maximum amount is referred to herein as the Maximum Contingent Interest), which Maximum Contingent Interest shall accrue and be due and payable in arrears on the Interest Payment Date of the second calendar month following such Interest Period to the extent Net Cash Flow is available for such Interest Period. If the Net Cash Flow in any such Interest Period is insufficient to enable payment of the full amount of Maximum Contingent Interest, then the maximum amount possible from available Net Cash Flow shall be carried forward without interest and shall accrue and be due and payable in arrears (which amount so payable is referred to herein as the Current Contingent Interest) on the Interest Payment Date immediately following such Interest Period. The difference between the Maximum Contingent Interest and the Current Contingent Interest (which difference is referred to herein as Deferred Contingent Interest) shall be carried forward without interest and shall accrue and be due and payable as described in Section 6 below to the extent Sale or Refinancing Proceeds are available for payment thereof.

     5. Deferred Interest. This Bond will bear deferred interest, which shall be calculated and shall accrue and be due and payable as follows (collectively, the Deferred
Interest):

     (a) During the Operating Period, Deferred Base Interest and Deferred Contingent Interest shall be calculated as provided above and shall be carried forward without interest and shall accrue and, to the extent not paid as provided in Section 4, shall be due and payable in the manner described in Section 6.

     (b) In the event this Bond is redeemed, accelerated or paid in full for any reason or in the event this Bond is remarketed on the Initial Remarketing Date pursuant to Article V of the Indenture, then Deferred Base Interest and Deferred Contingent Interest (in that stated order of priority of accrual and payment) shall accrue and shall be due and payable from Sale or Refinancing Proceeds to the extent provided by Section 6 below, on the date of such redemption, acceleration or other payment in full of this Bond or on the Initial Remarketing Date, as applicable. Upon the redemption of this Bond in part pursuant to Section 7(b)(ii) hereof upon the Trustee's application of a Condemnation Award or Insurance Proceed not utilized for the rebuilding or restoration of the Project pursuant to the terms of the Mortgage, such partial redemption shall be allocated between principal and interest according to the following formula:

             (i)   Legend

                   PA = redemption amount

                   TP = total outstanding principal amount
                        of this Bond

                   TI = interest on the Loan Amount (as defined
                        in the Note) calculated at the
                        Contingent Interest Rate, without
                        compounding such interest, from the
                        date of issuance of the Bond through
                        the date of prepayment reduced by all
                        interest paid under this Bond prior to
                        the date of prepayment.

            (ii)   Principal Calculation. The principal portion
                     of the prepayment amount is calculated as follows:

                   (PA)    x       TP
                                (TP + TI)

           (iii) Interest Calculation. The interest portion of the prepayment amount is calculated as follows:

                   (PA)    x       TI
                                (TP + TI)

      (iv)         Interest Allocation. The interest portion of
                     the prepayment amount shall be applied to
                     (i) Deferred Base Interest, and (ii)
                     Deferred Contingent Interest, in that
                     order.

     6. Payment of Deferred Interest. If on the earlier of the Initial Remarketing Date or the date of the payment in full of this Bond (whether by redemption, acceleration or otherwise), interest in an amount equal to a cumulative, non-compounded rate of fourteen percent (14%) per annum on the Bond has not been paid from and including the date of initial issuance of the Bond, to but not including Initial Remarketing Date through the payment of Minimum Base Interest, Additional Base Interest and Current Contingent Interest, then the outstanding principal amount of this Bond, any past due interest and Deferred Interest shall accrue and shall be due and payable from Sale or Refinancing Proceeds in the following order of priority of accrual and payment:

     (a) 100% of the Sale or Refinancing Proceeds shall be applied to payment of the outstanding principal amount of this Bond;

     (b) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraph (a) above shall be applied to payment of any accrued but unpaid interest on this Bond;

     (c) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) and
           (b) above shall be applied to payment of any accrued but unpaid Mortgage Servicing Fees due pursuant to the Construction Loan Agreement and late fees due under the Note;

     (d) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (c) above shall be applied to payment of Deferred Interest until interest at a cumulative and non-compounded per annum rate of nine percent (9.0%) shall have been paid on this Bond;

     (e) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (d) above shall be applied to payment of any accrued but unpaid Program Management Fees due pursuant to the Construction Loan Agreement;

     (f) To the extent the Sale or Refinancing Proceeds exceed the aggregate amounts payable under subparagraphs (a) through (e) above and under subsections 4.2.3.3.(f)-(h) of the Additional Note, an amount equal to twenty percent (20%) (the Residual Percentage) of such excess shall be applied to payment of Deferred Interest until such Deferred Interest has been paid in full; and

     (g) Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (f) above shall be paid to the Developer and any Deferred Interest which is not due and payable pursuant to the above subparagraphs shall never accrue and shall never be due and payable on this Bond except as provided in the last paragraph hereof.

     The term "Sale or Refinancing Proceeds" herein shall mean the Sale or Refinancing Proceeds calculated in accordance with the provisions of the Note.

     If this Bond has been prepaid in full prior to the maturity date hereof, and within a five (5) year period subsequent to such prepayment, the Developer (i) sells the Project, (ii) refinances the Project, or (iii) converts the Project to condominiums or a cooperative and sells such converted units, the following provision shall apply: should the total amount of such sale, refinancing or conversion yield a sum greater than the prepayment amount before received by the Owner, the Developer shall pay to the Owner from the proceeds of such sale, refinancing or conversion, so much thereof as will achieve the portion, if any, of the Contingent Interest (as defined in the Note) remaining unpaid after such previous prepayments.

     7. Redemption Provisions. (a) During the Contingent Interest Period, this Bond is subject to redemption in whole, but not in part, on any date on or after September 22, 1994 from the proceeds of the optional prepayment of the Note pursuant to the terms thereof at the redemption prices expressed as percentages of the then outstanding aggregate principal amount of the Bond set forth in the table below plus accrued and unpaid interest (including any Deferred Interest payable as described in Section 6 above) to the date of redemption:

           Redemption Dates                Redemption Prices

     September 22, 1994 to and                  107%
     including September 21, 1995

     September 22, 1995 to and                  106%
     including September 21, 1996

     September 22, 1996 to and                  105%
     including September 21, 1997

     September 22, 1997 to and                  104%
     including September 21, 1998

     September 22, 1998 to and                  103%
     including September 21, 1999

     September 22, 1999 to and                  102%
     including September 21, 2000

     September 22, 2000 to and                  101%
     including September 21, 2003

     September 22, 2003 and                     100%
     thereafter

           (b) During the Contingent Interest Period, this Bond will be subject to mandatory redemption prior to maturity at a redemption price equal to 100% of the then outstanding aggregate principal amount of the Bond so called for redemption, plus accrued and unpaid interest to the redemption date, but without premium, as follows:

             (i) in whole or in part on any Interest Payment Date for which adequate notice of redemption can be given in accordance with the Indenture on or after May 22, 1989 to the extent that moneys (including investment earnings) remain unexpended in the Project Loan Fund on the earlier of the Conversion Date or March 22, 1990 (excluding certain moneys held for one or more disbursements permitted pursuant to Section 6.05 of the Indenture for Project Costs owing but not yet due and payable), and such moneys in the Project Loan Fund shall be applied to the payment of such redemption price; or

            (ii) in whole or in part on the first Interest Payment Date for which adequate notice of redemption can be given in accordance with the Indenture to the extent that Trustee applies as a prepayment of the Note any Insurance Proceeds or Condemnation Award received in connection with the Project and not used to build or restore the Project pursuant to the Mortgage; or

           (iii) in whole on any Interest Payment Date on or after January 1, 2006 at the option of the Owner exercised by giving not less than six (6) months prior written notice to the Issuer, the Trustee and the Developer which notice of the Owner shall be irrevocable and shall specify the date on which the Bond is to be redeemed in whole.

           (c) This Bond will also be subject to redemption prior to maturity upon the occurrence of a "Determination of Taxability" as described in Exhibit B to the Indenture.

           (d) This Bond will be subject to redemption prior to maturity after the Contingent Interest Period in the manner and upon the terms described in Section 3.03 of the Indenture.

           (e) Upon any acceleration of the Note on or prior to September 22, 2003, which results in a redemption of this Bond prior to the maturity hereof such redemption shall be at a price equal to 107% if such redemption shall occur on or prior to September 22, 1994, and thereafter at the applicable redemption prices described under subparagraph (a) above, in each case plus accrued and unpaid interest (including any Deferred Interest payable as described in Section 6 above) to the date of redemption.

     8. Remarketing in Lieu of Redemption. In lieu of redemption pursuant to Section 7(b)(iii) hereof, at the option of the Developer, which option shall be made by written notice to the Trustee and Owner not less than ninety (90) days prior to the date set for redemption under Section 7(b)(iii) hereof, the Bond otherwise subject to redemption pursuant to Section 7(b)(iii) hereof shall be purchased on such date (the "Initial Remarketing Date") for a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest (including any Deferred Interest payable as described in Section 6 above) to the Initial Remarketing Date, provided that if all of the conditions to remarketing the Bond on the Initial Remarketing Date set forth in Section 5.03 of the Indenture, as summarized under Section 9 below, are not met, this Bond will be redeemed in whole on the date set by the Owner for redemption pursuant to Section 7(b)(iii) hereof.

     9. Remarketing of the Bond on Initial Remarketing Date. No later than sixty (60) days prior to the Initial Remarketing DATE, the Remarketing Agent, at the direction of the Developer, and with notice to the Owner, the Issuer and the Trustee, shall proceed to remarket the Bond in accordance with the provisions described in Section 5.03 of the Indenture.
Upon the Initial Remarketing Date, a replacement Bond or Bonds in lieu of the Bond will be issued to the new Bondholders to replace the Bond and to reflect the provisions set forth in the Indenture and any amendments made to the Indenture.

     If, by 12:00 noon, New York City time, on the Initial Remarketing Date, the conditions set forth in Section 5.03 of the Indenture have not been satisfied the Trustee shall promptly so notify the Developer and the Issuer and the bond will be redeemed pursuant to Section 7(b)(iii) hereof.

     If the Bond is not delivered for purchase on the Initial Remarketing Date, the Bond will be deemed to have been purchased if the purchase price therefor will have been deposited in accordance with the Indenture ("Undelivered Bonds"); and the parties to whom the Remarketing Agent will have remarketed the Bond will be the Owners of Bonds issued in exchange for such Undelivered Bonds for all purposes under the Indenture, including without limitation the right to remarket and transfer such Undelivered Bonds, whereupon interest accruing from and after such Remarketing Date on such Undelivered Bonds will not longer be payable to the former Owners thereof but will be paid to the registered Owners of such Bonds issued in exchange for such Undelivered Bonds during the ensuing Remarketing Period.

     BY THE PURCHASE AND ACCEPTANCE OF THIS BOND, THE OWNER AGREES TO DELIVER THIS BOND TO THE TRUSTEE ON THE DATE ESTABLISHED FOR REMARKETING OR REDEMPTION FOR (i) SALE TO SUCH PURCHASER OR PURCHASERS AS MAY BE DESIGNATED BY THE REMARKETING AGENT, OR (ii) FOR REDEMPTION, AS THE CASE MAY BE. ANY BOND NOT DELIVERED FOR PURCHASE SHALL BE DEEMED TO HAVE BEEN PURCHASED AND SHALL NOT BEAR INTEREST FROM AND AFTER THE DATE ESTABLISHED FOR MANDATORY PURCHASE OR REDEMPTION AND THE OWNER THEREOF SHALL NOT BE ENTITLED TO ANY RIGHTS EXCEPT THE RIGHT TO RECEIVE THE AMOUNT DUE IN PAYMENT FOR THIS BOND.

     10. Registration and Transfer. This Bond will be transferable only by execution by the registered owner of the Assignment attached hereto and delivery of the Bond to the new registered owner thereof and by presenting to the Trustee, this Bond and an Assignment executed by the registered owner or its duly authorized representative.

     Prior to the Initial Remarketing Date (except as otherwise expressly provided in the Indenture), unless the Owner requests an exchange Bond, it will not be necessary to execute and authenticate an exchange Bond (1) upon its transfer as provided in the immediately preceding paragraph (and the endorsement for transfer and assignment will serve as evidence of the ownership of the Bond) or (2) upon its reduction of principal upon a partial redemption thereof (and the notation in the Certificate Regarding Reduction of Principal will serve as evidence of the principal amount of the Bond) in accordance with the Indenture; provided, however, that upon the Owner's request an exchange Bond shall be issued by the Issuer and authenticated by the Trustee upon the preparation of the exchange Bond by Bond Counsel at the expense of the Developer.

     Except as to transfer occurring on or after the remarketing of this Bond on the Initial Remarketing Date, this Bond may only be transferred, as a whole, in any Authorized Denomination (i) to any one subsidiary of the Owner, an affiliate with the same or substantially the same general partner as the Owner, to any one entity arising out of any merger or consolidation of the Owner, by operation of law, or to a trustee in bankruptcy of the Owner and of such transferee or (ii) in connection with a sale to one Accredited Investor (as defined below), as evidenced by the certificate of such transferee, if, in either instance, the Issuer, the Trustee and the Developer received from the transferee of the Bond an executed agreement to be bound by the transfer restriction set forth in this paragraph in connection with subsequent transfer of the Bond.

     "Accredited Investor" means the Developer or any of the following:

     (a) Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the Act), whether acting in its individual or fiduciary capacity; any insurance company as defined in
           Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
           Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

     (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (c) Any organization described in Section 501(c)(3) of the Code with total assets in excess of $5,000,000;

     (d) Any director, executive officer or general partner of the issuer of the securities being offered or sold;

     (e) Any person who purchases at least $150,000 of the securities being offered, where the purchaser's total purchase price does not exceed twenty percent (20%) of the purchaser's net worth at the time of sale, or joint net worth with that person's spouse, for one or any combination of the following: (i) cash, (ii) securities for which market quotations are readily available; (iii) an unconditional obligation to pay cash or securities for which market quotations are readily available, which obligation is to be discharged within five years of the sale of the securities to be purchased, or (iv) the cancellation of any indebtedness owed by the issuer to the purchaser;

     (f) Any natural person whose individual net worth with that person's spouse at the time of his purchase exceeds $1,000,000;

     (g) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year; or

     (h) Any entity in which all of the equity owners are Accredited Investors under subparagraphs (a), (b),
           (c), (d), (f) or (g) above.

     Upon such transfer a new Bond of the same maturity, in any Authorized Denomination and bearing the same interest rate
(except for Bonds purchased and not redeemed on any Remarketing Date) will be issued to the transferee in exchange therefor.

     The Issuer and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner of it (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal on it and interest due on it and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

     The Trustee shall not be required to issue or register the transfer of any Bond (i) during any period beginning on the fifteenth (15th) day of the calendar month immediately preceding each Interest Payment Date, or, if such date is not a Business Day, the Business Day next preceding such fifteenth day (the "Record Date") and ending at the close of business on the applicable Interest Payment Date, (ii) during any period beginning five (5) Business Days prior to the notice of redemption given by the Trustee of Bonds to be redeemed prior to maturity and ending at the close of business on the date of such redemption, or (iii) during any period beginning fifteen
(15) days prior to a Remarketing Date and ending at the close of business on such Remarketing Date.

     Prior to the Initial Remarketing Date, the Bond is issuable only as a fully registered Bond in the amount of $500,000 or the outstanding principal amount of the Bond or any lesser amount as determined by Section 2.11(c) of the Indenture (provided that such lesser amount is an integral multiple of $5,000, with the exception, if necessary, of one lesser amount less than $5,000). Subsequent to the Initial Remarketing Date the Bond may be issued in denominations of $5,000 or any integral multiple thereof, with the exception, if necessary, of one denomination less than $5,000. The Bond is exchangeable at the principal corporate trust office of the Trustee, subject to the limitations and upon payment of the charges provided herein and in the Indenture.

     11. Amendments and Supplements. The Indenture contains provisions permitting the Issuer, Developer and the Trustee prior to the Initial Remarketing Date (with the approval of the Owner), to adopt supplemental resolutions amending in any particular the provisions of the Indenture; provided, however, that no such amendment, without the consent of the owners of the Bonds affected, shall permit (a) a change in the times, amounts or currency of payment of the principal of or premium, if any, or interest on any outstanding Bond, or a reduction in the principal amount or redemption price, or the dates or terms of redemption of any outstanding Bond or the rate of interest thereon, (b) the creation of a claim or lien upon, or a pledge of the revenues derived from the Developer under the Indenture or other part of the moneys, rights or properties pledged as security for the Bond, (c) a preference or priority of any Bond over any other Bond, (d) any change adversely affecting the tax-exempt status of the Bond, or (e) a reduction in the aggregate principal amount of the Bond required for consent under the Indenture.

     12. Miscellaneous. The provisions included in this Bond are summaries of certain provisions of the Indenture and are qualified in their entirety by reference to the Indenture. The Indenture is subject to supplement and amendment under the circumstances, for the purposes and with the consent therein provided. The Indenture is on file with the Trustee and reference is made to it for a full statement of the rights and duties and obligations of the Trustee and the Issuer. All terms used herein which are not otherwise defined shall have the meanings ascribed thereto in the Indenture.

     Neither the officers, agents, employees or representatives of the Issuer nor any person executing this Bond shall be personally liable thereon or be subject to any personal liability by reason of the issuance hereof, whether by virtue of any constitution, status or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly released and waived as a condition of and in consideration for the execution of the Indenture and the issuance of this Bond.

     This Bond shall not be valid and shall not be entitled to the lien, pledge and benefits of the Indenture until the authentication certificate appearing on the face of this Bond shall be executed by a duly authorized signatory of the Trustee.

     All things necessary to make this Bond, when authenticated by the Trustee, the valid, binding and legal obligation of the Issuer, and to make the Indenture valid, binding and legal for the security hereof, have been done and performed and this Bond has been in all respects duly authorized, done and accomplished.

     IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by its Chairman by manual signature and the seal of the Issuer to be imprinted hereof.

Date: July 1, 1994            BURLINGTON HOUSING AUTHORITY

                                 /s/ Robert S. Matarazzo
                              By:______________________________
                                 Robert S. Matarazzo

(SEAL)


ATTEST:

/s/Lillian M. Buckley
___________________________
Lillian M. Buckley
Secretary

CERTIFICATE OF AUTHENTICATION

     This Bond is the Bond described in the within-mentioned
Indenture.


                                FLEET NATIONAL BANK, as
                                Trustee

                                   /s/Susan M. Calise
                                By:____________________________
                                   AUTHORIZED SIGNATORY


DATE:

[FORM OF ASSIGNMENT]


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION
NUMBER OF ASSIGNEE) (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

________________________
________________________


_____________________________________________________________
   (Please Print or Typewrite Name and Address of Assignee)


_____________________________________________________________
the within Bond, and all rights thereunder, and hereby does irrevocably constitute and appoint


_____________________________________________________________
Attorney to transfer the within Bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:


Signature Guaranteed                     _______________________
                                         NOTICE: The signature to
                                         this assignment must
___________________________              correspond with the
Bank, Trust Company or Firm              name as it appears upon
                                         the face of the within
                                         bond in every
                                         particular, without
By:________________________              alteration or
   Authorized Signature                  enlargement or any
                                         change whatever.

CERTIFICATE REGARDING REDUCTION OF PRINCIPAL


     THE PRINCIPAL AMOUNT OF THE BOND IS HEREBY REDUCED AS SET
FORTH IN THE FOLLOWING SCHEDULE EFFECTIVE AS OF THE DATE SHOWN
BELOW, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE
WITHIN-MENTIONED INDENTURE.

                                    Executed by
                                    the Trustee
                Principal Amount as the Registrar      Confirmed
   Effective       of the Bond     of the Issuer        by the
Date of Reduction   as of the      for the Bond    Registered Owner
 of Principal    Effective Date   as of Such Date   as of Such Date

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
     THIS BOND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE
     BURLINGTON HOUSING AUTHORITY OR TOWN OF BURLINGTON OR THE
     COMMONWEALTH OF MASSACHUSETTS OR ANY POLITICAL SUBDIVISION THEREOF BUT IS PAYABLE SOLELY FROM THE REVENUES AND FUNDS PLEDGED FOR ITS PAYMENT IN ACCORDANCE WITH THE TRUST INDENTURE REFERRED TO BELOW.

     REGISTERED NUMBER R-2                         REGISTERED
                                                   $28,826,500

BURLINGTON HOUSING AUTHORITY
RENTAL HOUSING REVENUE BOND
(BURLINGTON ARBORETUM APTS. 1987 PROJECT)

     INTEREST              DATED                MATURITY
       RATE                DATE                   DATE

A.  Described Below     September 22, 1987   September 22, 2011

     BURLINGTON HOUSING AUTHORITY (the Issuer), a public body corporate and politic of The Commonwealth of Massachusetts (the Commonwealth), for value received, hereby promises to pay, solely from the sources and in the manner hereinafter provided, to the order of

DEAN WITTER/COLDWELL BANKER
TAX EXEMPT MORTGAGE FUND, L.P.,

or registered assigns (the Owner), on the twenty-second day of September, 2011 (or earlier as herein provided) the principal amount of $28,826,500 and to pay interest on such principal amount from the date hereof to the maturity date or the date of earlier redemption at the rates of interest per annum or in the amounts established as described below.

     All capitalized terms not otherwise defined herein shall have the meaning given such terms in the Indenture.

     1. General Provisions. The principal of and premium, if any, on this Bond shall be payable in lawful money of the United States of America, without exchange or collection charges, upon presentation and surrender of this Bond on the maturity date (or earlier as herein provided) at the principal office of Fleet National Bank, as trustee (the Trustee) under a Trust Indenture, dated as of September 22, 1987, as supplemented by a First Supplement to Trust Indenture, dated as of May 24, 1989, and a Second Supplement to Trust Indenture, dated as of July 1, 1994 (as supplemented, the Indenture), by and among the Issuer, Burlington Arboretum Limited Partnership, a Massachusetts limited partnership (formerly Burlington Arboretum Apts Associates Limited Partnership)(the Developer), and the Trustee. Interest on this Bond is payable at the times set forth below until maturity or earlier redemption. Prior to the Initial Remarketing Date (as hereinafter defined), interest on this Bond will be paid on behalf of the registered owner of this Bond to Tempo-GP, Inc. (the New Servicer), successor to Dean Witter Housing and Real Estate Finance Corporation (the Original Servicer) as servicer pursuant to a Servicing Agreement, dated as of September 22, 1987 (the Servicing Agreement), among the Original Servicer, the Owner, the Developer and the Trustee, or any successor servicer (the Original Servicer, the New Servicer or any other successor servicer being the Servicer) designated by the registered owner of the Bond (except as to interest paid with moneys disbursed from the Project Loan Fund in accordance with Section 6.05 of the Indenture on Interest Payment Dates occurring during the Construction Period, which shall be paid by the Trustee to the Owner). The Servicer or the Trustee, as the case may be, shall transmit such interest payments to the Owner by wire transfer or other means acceptable to the Owner to such bank or account as Owner may request in writing. After the Initial Remarketing Date, interest on the Bonds shall be payable by the Trustee by check or draft mailed to the respective Bondholders thereof at the addresses shown on the registration books maintained by the Trustee as of the fifteenth day of the calendar month preceding each Interest Payment Date (a Record
Date).

     This Bond is the only bond of a duly authorized issue of bonds of the Issuer, known as its "Rental Housing Revenue Bonds (Burlington Arboretum Apts. 1987 Project)" (the Bond), issued as a single series and executed and delivered by the Issuer pursuant to the Indenture. The Bond is issued for the purpose of making a loan (the Project Loan) to the Developer pursuant to the Indenture in order to finance the cost of the acquisition, construction and equipping of a multifamily residential rental project (the Project) to be located in the Town of Burlington, Massachusetts.

     The Bond is a limited obligation of the Issuer, secured by and payable solely from a lien on and pledge of repayments by the Developer of the Project Loan as provided in the Indenture and a certain Promissory Note of the Developer, dated September 22, 1987, as amended by a First Amendment to Promissory Note, dated May 24, 1989, and a Second Amendment to Promissory Note, dated July 1, 1994, in the principal amount of $28,826,500 (as amended, the Original Note) and a certain Promissory Note of the Developer, dated May 24, 1989, as amended by a First Amendment to Promissory Note, dated July 1, 1994, in the principal amount of $500,000 (as amended, the Additional Note), which Original Note and Additional Note (collectively, the Note) has been assigned to the Trustee, together with certain other funds described in the Indenture. The Bond is additionally secured by and entitled to the benefits of (i) a First Mortgage and Security Agreement, dated as of September 22, 1987, as amended by a First Amendment thereto, dated as of May 24, 1989, and a Second Amendment thereto, dated as of July 1, 1994 (as amended, the Mortgage), between the Developer, as mortgagor and the Issuer, as mortgagee, which Mortgage secures the Note, which Mortgage has been assigned by the Issuer to the Trustee pursuant to an Assignment, dated as of September 22, 1987, a Supplemental Assignment, dated as of May 24, 1989, and a Second Supplemental Assignment, dated as of July 1, 1994 (collectively, the Assignment), from the Issuer, as assignor, to the Trustee, as assignee; (ii) by a First Assignment of Rents and Leases, dated as of September 22, 1987, as amended by a First Amendment thereto, dated as of May 24, 1989, and a Second Amendment thereto, dated as of July 1, 1994 (as amended, the Lease Assignment), between the Developer, as assignor and the Issuer, as assignee, which Lease Assignment has been assigned by the Issuer to the Trustee pursuant to the Assignment; (iii) by an Assignment of Contract Documents, dated as of September 22, 1987, as confirmed by a Confirmation of Assignment of Contract Documents, dated as of July 1, 1994 (as confirmed, the Documents Assignment), between the Developer, as assignor and the Issuer, as assignee, which Documents Assignment has been assigned by the Issuer to the Trustee pursuant to the Assignment; (iv) by a Construction Loan Agreement, dated as of September 22, 1987, as amended by a First Amendment thereto, dated as of May 24, 1989, and a Second Amendment thereto, dated as of July 1, 1994 (as amended, the Construction Loan Agreement), by and among the Developer, the Trustee and the Servicer;
(v) by a Loan Guaranty Agreement, dated as of September 22, 1987 (the Loan Guaranty Agreement) by Investors Management Group, Inc. (IMG), Phillip H. Sloane and Jeffrey A. Kosow to the Trustee; and (vi) by a Completion Guaranty Agreement, dated as of September 22, 1987 (the Completion Guaranty) by IMG, Phillip H. Sloane and Jeffrey A. Kosow to the Trustee. The Mortgage, Note, Assignment, Lease Assignment, Documents Assignment, Construction Loan Agreement, Loan Guaranty Agreement and Completion Guaranty are herein referred to as the Loan Documents. Reference is hereby made to the Indenture and the Loan Documents, copies of which are on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Trustee, the Developer, the Owner and subsequent Bondholders; the terms upon which the Bond is issued and secured; the collection and disposition of revenues; a description of the properties and interests pledged; the modification or amendment of the Indenture or any of the Loan Documents; and other matters, to all of which the owner of this Bond assents by the acceptance of this Bond.

     The Indenture permits the issuance of additional bonds on a parity with this Bond.

     2. Interest Payment Dates and Interest Periods. The interest payment dates (as applicable, an Interest Payment Date) for this Bond shall be (i) for the period from and including the initial issuance of the Bond to and including the Initial Remarketing Date (the Contingent Interest Period), the first day of each month commencing November 1, 1987; (ii) the Initial Remarketing Date; and (iii) after the Initial Remarketing Date, each June 1 and December 1, as provided in the Indenture.

     The "Interest Period" for the Bond shall be, as applicable, (a) during the Contingent Interest Period, the calendar month preceding an Interest Payment Date; provided that the Interest Period immediately preceding payment in full of the Bond (whether by redemption, acceleration or otherwise) or the Initial Remarketing Date shall be a period extending from and including the day following the expiration of the last Interest Period of which interest due on the Bond has been paid to but not including the date of payment in full of the Bond or the Initial Remarketing Date; and (b) on and after the Initial Remarketing Date, the period from and including an Interest Payment Date to but not including the next succeeding Interest Payment Date.

     3. Interest Payable. From and including the date of initial issuance and delivery of the fully executed and authenticated Bond to (but not including) the earlier of the Initial Remarketing Date or the date on which the Bond is paid in full (whether by redemption, acceleration or otherwise), the Bond shall bear interest at a rate or rates determined as provided below, but in no event to exceed the lesser of fourteen percent (14%) per annum (the Contingent Interest Rate) or the maximum amount allowed by the laws of The Commonwealth of Massachusetts. Interest on the Bond shall be calculated on the basis of a year of 360 days consisting of twelve (12) thirty (30) day months and shall be payable on the applicable Interest Payment Date described herein. Interest on the Bond will be comprised of several components as set forth below.

     4. Current Interest Payable. Commencing on the date of initial issuance of the Bond and during the Initial Construction Period and the First Extended Construction Period, the Bond shall bear Initial Construction Period Base Interest at a rate equal to nine percent (9.00%) per annum (the Initial Construction Period Base Interest Rate) due and payable in arrears on each Interest Payment Date during the Initial Construction Period and the First Extended Construction Period.

     During the Second Extended Construction Period, this Bond shall bear Extended Construction Period Base Interest at a rate equal to eleven percent (11%) per annum (the Extended Construction Period Base Interest Rate) due and payable in arrears on each Interest Payment Date during the Extended Construction Period.

     During the Operating Period, the Bond will bear Minimum Base Interest at the rate of five and thirty-five hundredths percent (5.35%) per annum (the Minimum Base Interest Rate), payable in arrears on the first day of the calendar month following each related Interest Period.

     During each Interest Period during the Operating Period, this Bond will bear additional interest in an amount not to exceed the amount of interest equal to an annualnoncompounding rate of three and sixty-five hundredths percent (3.65%) of the outstanding principal amount of the Bond (which maximum amount is referred to as Maximum Additional Base Interest) due and payable in arrears to the Servicer on behalf of the Owner for such Interest Period on the Interest Payment Date of the second calendar month following such Interest Period to the extent Cash Flow is available for such Interest Period. If the Cash Flow in any Interest Period is insufficient to enable payment of the full amount of the Maximum Additional Base Interest, then the maximum amount possible from such available Cash Flow shall be paid and the balance shall be carried forward without interest and shall accrue and be due and payable in arrears (which amount so payable is referred to herein as the Additional Base Interest) on the Interest Payment Date immediately following such Interest Period.

     The difference between the Maximum Additional Base Interest and the Additional Base Interest (which difference is referred to as the Deferred Base Interest) shall, to the extent that the cumulative aggregate amount of Deferred Base Interest and Deferred Program Management Fees (as defined in the Note) does not exceed $l,200,000 (the Deferral Ceiling), be carried forward without interest and shall accrue and be due and payable as described in Section 6 below to the extent Sale and Refinancing Proceeds are available for payment thereof. Following achievement of the Deferral Ceiling, such amounts shall be carried forward without interest and accrue and be due and payable on the earliest possible Interest Payment Date thereafter from Cash Flow in later Interest Periods to the extent such Cash Flow is available subsequent to the payment of Additional Base Interest and prior to the payment of any Contingent Interest payable pursuant to the provisions of the succeeding paragraph. To the extent sufficient Cash Flow is not available in later Interest Periods, then such Deferred Base Interest shall accrue and be due and payable as described in Section 6 below to the extent Sale and Refinancing Proceeds are available for payment thereof.

     During each Interest Period within the Operating Period, this Bond shall bear additional interest at the Contingent Interest Period Rate equal to an annual noncompounding rate of five percent (5.00%) of the outstanding principal amount of the Bond (which maximum amount is referred to herein as the Maximum Contingent Interest), which Maximum
Contingent      Interest shall accrue and be due and payable in
arrears on the Interest Payment Date of the second calendar month following such Interest Period to the extent Net Cash Flow is available for such Interest Period. If the Net Cash Flow in any such Interest Period is insufficient to enable payment of the full amount of Maximum Contingent Interest, then the maximum amount possible from available Net Cash Flow shall be carried forward without interest and shall accrue and be due and payable in arrears (which amount so payable is referred to herein as the Current Contingent Interest) on the Interest Payment rate immediately following such Interest Period. The difference between the Maximum Contingent Interest and the Current Contingent Interest (which difference is referred to herein as Deferred Contingent Interest) shall be carried forward without interest and shall accrue and be due and payable as described in Section 6 below to the extent Sale or Refinancing Proceeds are available for payment thereof.

     5. Deferred Interest. This Bond will bear deferred interest, which shall be calculated and shall accrue and be due and payable as follows (collectively, the Deferred Interest):

           (a) During the Initial Construction Period and the First Extended Construction Period, in addition to Initial Construction Period Base Interest, the Bond shall bear Deferred Interest at the Construction Period Deferred Interest Rate equal to five percent (5.00%) per annum (which maximum amount is referred to herein as the Initial Construction Period Deferred Interest). Initial Construction Period Deferred Interest shall be carried forward without interest and shall accrue and shall be due and payable to the extent of available Sale or Refinancing Proceeds, and shall be payable in the manner described in Section 6 below.

           (b) During the Second Extended Construction Period, in addition to Second Extended Construction Period Interest, the Bond shall bear Deferred Interest at the rate of 3.00% per annum (which maximum amount is referred to herein as the Extended Construction Period Deferred Interest). Extended Construction Period Deferred Interest shall be carried forward without interest and shall accrue and shall be due and payable to the extent of available Sale or Refinancing Proceeds, and shall be payable in the manner described in Section 6 below.

           (c) During the Operating Period, Deferred Base Interest and Deferred Contingent Interest shall be calculated as provided above and shall be carried forward without interest and shall accrue and shall be due and payable in the manner described in Section 6.

           (d) In the event this Bond is redeemed, accelerated or paid in full for any reason or in the event this Bond is remarketed on the Initial Remarketing Date pursuant to Article V of the Indenture, then Initial Construction Period Deferred Interest and Extended Construction Period Deferred Interest, Deferred Base Interest and Deferred Contingent Interest (in that stated order of priority of accrual and payment) shall accrue and shall be due and payable from Sale or Refinancing Proceeds to the extent provided by Section 6 below, on the date of such redemption, acceleration or other payment in full of this Bond or on the Initial Remarketing Date, as applicable. Upon the redemption of this Bond in part pursuant to Section 7(b)(ii) hereof upon the Trustee's application of a Condemnation Award or Insurance Proceed not utilized for the rebuilding or restoration of the Project pursuant to the terms of the Mortgage, such partial redemption shall be allocated between principal and interest according to the following formula:

                (i)  Legend

                     PA = redemption amount

                     TP = total outstanding principal amount of the
                           Bond

                     TI = interest on the Loan Amount (as defined in
                           the Note) calculated at the Contingent
                           Interest Rate, without compounding such
                           interest, from the date of issuance of the Bond through the date of prepayment reduced by all interest paid under this Bond prior to the date of prepayment.

              (ii) Principal Calculation. The principal portion of the prepayment amount is calculated as follows:

                     (PA) x      TP
                               (TP + TI)

              (iii) Interest Calculation. The interest portion of the prepayment amount is calculated as follows:

                     (PA) x     TI
                               (TP + TI)

              (iv) Interest Allocation. The interest portion of the prepayment amount shall be applied to (i) the sum of the Initial Construction Period Deferred Interest and Extended Construction Period Deferred Interest, (ii) Deferred Base Interest, and (iii) Deferred Contingent Interest, in that order.

     6. Payment of Deferred Interest. If on the earlier of the Initial Remarketing Date or the date of the payment in full of this Bond (whether by redemption, acceleration or otherwise), interest in an amount equal to a cumulative, noncompounded rate of fourteen percent (14%) per annum on the Bond has not been paid from and including the date of initial issuance of the Bond, to but not including the Initial Remarketing Date through the payment of Initial Construction Period Base Interest, Extended Construction Period Base Interest, Minimum Base Interest, Additional Base Interest and Current Contingent Interest, then the outstanding principal amount of this Bond, any past due interest and Deferred Interest shall accrue and shall be due and payable from Sale or Refinancing Proceeds in the following order of priority of accrual and payment:

           (a) 100% of the Sale or Refinancing Proceeds shall be applied to payment of the outstanding principal amount of this Bond;

           (b) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraph (a) above shall be applied to payment of any accrued but unpaid interest on this Bond;

           (c) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) and
                (b) above shall be applied to payment of any accrued but unpaid Mortgage Servicing Fees due pursuant to the Construction Loan Agreement;

           (d) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (c) above shall be applied to payment of Deferred Interest until interest at a cumulative and noncompounded per annum rate of nine percent (9.0%) shall have been paid on this Bond;

           (e) 100% of the Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (d) above shall be applied to payment of any accrued but unpaid Program Management Fees due pursuant to the Construction Loan Agreement;

           (f) To the extent the Sale or Refinancing Proceeds exceed the aggregate amounts payable under subparagraphs (a) through (e) above, an amount equal to twenty percent (20%) (the Residual Percentage) of such excess shall be applied to payment of Deferred Interest until such Deferred Interest has been paid in full; and

           (g) Sale or Refinancing Proceeds remaining after the payments required by subparagraphs (a) through (f) above shall be paid to the Developer and any Deferred Interest which is not due and payable pursuant to the above subparagraphs shall never accrue and shall never be due and payable on this Bond except as provided in the last paragraph hereof.

     The term "Sale or Refinancing Proceeds" herein shall mean the Sale or Refinancing Proceeds calculated in accordance with the provisions of the Note.

     If this Bond has been prepaid in full prior to the maturity date hereof, and within a five (5) year period subsequent to such prepayment, the Developer (i) sells the Project, (ii) refinances the Project, or
(iii) converts the Project to condominiums or a cooperative and sells such converted units, the following provision shall apply: should the total amount of such sale, refinancing or conversion yield a sum greater than the prepayment amount before received by the Owner, the Developer shall pay to the Owner from the proceeds of such sale, refinancing or conversion, so much thereof as will achieve the portion, if any, of the Contingent Interest (as defined in the Note) remaining unpaid after such previous prepayments.

     7. Redemption Provisions. (a) During the Contingent Interest Period, this Bond is subject to redemption in whole, but not in part, on any date on or after September 22, 1994 from the proceeds of the optional prepayment of the Note pursuant to the terms thereof at the redemption prices expressed as percentages of the then outstanding aggregate principal amount of the Bond set forth in the table below plus accrued and unpaid interest (including any Deferred Interest payable as described in Section 6 above) to the date of redemption:

     Redemption Dates                      Redemption Prices

     September 22, 1994 to and                  107%
     including September 21, 1995

     September 22, 1995 to and                  106%
     including September 21, 1996

     September 22, 1996 to and                  105%
     including September 21, 1997

     September 22, 1997 to and                  104%
     including September 21, 1998

     September 22, 1998 to and                  103%
     including September 21, 1999

     September 22, 1999 to and                  102%
     including September 21, 2000

     September 22, 2000 to and                  101%
     including September 21, 2003

     September 22, 2003 and                     100%
     thereafter

     (b) During the Contingent Interest Period, this Bond will be subject to mandatory redemption prior to maturity at a redemption price equal to 100% of the then outstanding aggregate principal amount of the Bond so called for redemption, plus accrued and unpaid interest to the redemption date, but without premium, as follows:

     (i) in whole or in part on any Interest Payment Date for which adequate notice of redemption can be given in accordance with the Indenture on or after May 22, 1989 to the extent that moneys (including investment earnings) remain unexpended in the Project Loan Fund on the earlier of the Conversion Date or March 22, 1990 (excluding certain moneys held for one or more disbursements permitted pursuant to
           Section 6.05 of the Indenture for Project Costs owing but not yet due and payable), and such moneys in the Project Loan Fund shall be applied to the payment of such redemption price; or

     (ii) in whole or in part on the first Interest Payment Date for which adequate notice of redemption can be given in accordance with the Indenture to the extent that Trustee applies as a prepayment of the Note any Insurance Proceeds or Condemnation Award received in connection with the Project and not used to build or restore the Project pursuant to the Mortgage; or

    (iii) in whole on any Interest Payment Date on or after January 1, 2006 at the option of the Owner exercised by giving not less than six (6) months prior written notice to the Issuer, the Trustee and the Developer which notice of the Owner shall be irrevocable and shall specify the date on which the Bond is to be redeemed in whole.

     (c) This Bond will also be subject to redemption prior to maturity upon the occurrence of a "Determination of Taxability" as described in Exhibit B hereto.

     (d) This Bond will be subject to redemption prior to maturity after the Contingent Interest Period in the manner and upon the terms described in Section 3.03 of the Indenture.

     (e) Upon any acceleration of the Note on or prior to September 22, 2003, which results in a redemption of this Bond prior to the maturity hereof such redemption shall be at a price equal to 107% if such redemption shall occur on or prior to September 22, 1994, and thereafter at the applicable redemption prices described under subparagraph (a) above, in each case plus accrued and unpaid interest (including any Deferred Interest payable as described in Section 6 above) to the date of redemption.

     8. Remarketing in Lieu of Redemption. In lieu of redemption pursuant to Section 7(b)(iii) hereof, at the option of the Developer, which option shall be made by written notice to the Trustee and Owner not less than ninety (90) days prior to the date set for redemption under Section 7(b)(iii) hereof, the Bond otherwise subject to redemption pursuant to Section 7(b)(iii) hereof shall be purchased on such date (the "Initial Remarketing Date") for a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest including any Deferred Interest payable as described in Section 6 above) to the Initial Remarketing Date, provided that if all of the conditions to remarketing the Bond on the Initial Remarketing Date set forth in
Section 5.03 of the Indenture, as summarized under Section 9 below, are not met, this Bond will be redeemed in whole on the date set by the Owner for redemption pursuant to Section 7(b)(iii) hereof.

     9. Remarketing of the Bond on Initial Remarketing Date. No later than sixty (60) days prior to the Initial Remarketing Date, the Remarketing Agent, at the direction of the Developer, and with notice to the Owner, the Issuer and the Trustee, shall proceed to remarket the Bond in accordance with the provisions described in Section 5.03 of the Indenture. Upon the Initial Remarketing Date, a replacement Bond or Bonds in lieu of a replacement Bond will be issued to the new Bondholders to replace the Bond and to reflect the provisions set forth in the Indenture and any amendments made to the Indenture.

     If, by 12:00 noon, New York City time, on the Initial Remarketing Date, the conditions set forth in Section 5.03 of the Indenture have not been satisfied the Trustee shall promptly so notify the Developer and the Issuer and the Bond will be redeemed pursuant to Section 7(b)(iii) hereof.

     If the Bond is not delivered for purchase on the Initial Remarketing Date, the Bond will be deemed to have been purchased if the purchase price therefor will have been deposited in accordance with the Indenture ("Undelivered Bonds"); and the parties to whom the Remarketing Agent will have remarketed the Bond will be the Owners of Bonds issued in exchange for such Undelivered Bonds for all purposes under the Indenture, including without limitation the right to remarket and transfer such Undelivered Bonds, whereupon interest accruing from and after such Remarketing Date on such Undelivered Bonds will no longer be payable to the former Owners thereof but will be paid to the registered Owners of such Bonds issued in exchange for such Undelivered Bonds during the ensuing Remarketing Period.

     BY THE PURCHASE AND ACCEPTANCE OF THIS BOND, THE OWNER AGREES TO DELIVER THIS BOND TO THE TRUSTEE ON THE DATE ESTABLISHED FOR REMARKETING OR REDEMPTION FOR (i) SALE TO SUCH PURCHASER OR PURCHASERS AS MAY BE DESIGNATED BY THE REMARKETING AGENT, OR (ii) FOR REDEMPTION, AS THE CASE MAY BE. ANY BOND NOT DELIVERED FOR PURCHASE SHALL BE DEEMED TO HAVE BEEN PURCHASED AND SHALL NOT BEAR INTEREST FROM AND AFTER THE DATE ESTABLISHED FOR MANDATORY PURCHASE OR REDEMPTION AND THE OWNER THEREOF SHALL NOT BE ENTITLED TO ANY RIGHTS EXCEPT THE RIGHT TO RECEIVE THE AMOUNT DUE IN PAYMENT FOR THIS BOND.

     10. Registration and Transfer. This Bond will be transferable only by execution by the registered owner of the Assignment attached hereto and delivery of the Bond to the new registered owner thereof and by presenting to the Trustee, this Bond and an Assignment executed by the registered owner or its duly authorized representative.

     Prior to the Initial Remarketing Date (except as otherwise expressly provided in the Indenture), unless the Owner requests an exchange Bond, it will not be necessary to execute and authenticate an exchange Bond (1) upon its transfer as provided in the immediately preceding paragraph (and the endorsement for transfer and assignment will serve as evidence of the ownership of the Bond) or (2) upon its reduction of principal upon a partial redemption thereof (and the notation in the Certificate Regarding Reduction of Principal will serve as evidence of the principal amount of the Bond) in accordance with the Indenture; provided, however, that upon the Owner's request an exchange Bond shall be issued by the Issuer and authenticated by the Trustee upon the preparation of the exchange Bond by Bond Counsel at the expense of the Developer.

     Except as to transfer occurring on or after the remarketing of this Bond on the initial Remarketing Date, this Bond may only be transferred, as a whole, in any Authorized Denomination (i) to any one subsidiary of the Owner, an affiliate with the same or substantially the same general partner as the Owner, to any one entity arising out of a merger or consolidation of the Owner, by operation of law, or to a trustee in bankruptcy of the Owner as evidenced by a certificate of the Owner and of such transferee or (ii) in connection with a sale to one Accredited Investor (as defined below), as evidenced by the certificate of such transferee, if, in either instance, the Issuer, the Trustee and the Developer received from the transferee of the Bond an executed agreement to be bound by the transfer restriction set forth in this paragraph in connection with subsequent transfer of the Bond.

     "Accredited Investor" means the Developer or any of the following:

     (a) Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the Act), whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under
           Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

     (b)   Any private business development company as defined in
           Section 202(a)(22) of the Investment Advisers Act of 1940;

     (c) Any organization described in Section 501(c)(3) of the Code with total assets in excess of $5,000,000;

     (d) Any director, executive officer or general partner of the issuer of the securities being offered or sold;

     (e) Any person who purchases at least $l50,000 of the securities being offered, where the purchaser's total purchase price does not exceed twenty percent (20%) of the purchaser's net worth at the time of sale, or joint net worth with that person's spouse, for one or any combination of the following: (i) cash, (ii) securities for which market quotations are readily available; (iii) an unconditional obligation to pay cash or securities for which market quotations are readily available, which obligation is to be discharged within five years of the sale of the securities to be purchased, or (iv) the cancellation of any indebtedness owed by the issuer to the purchaser;

     (f) Any natural person whose individual net worth with that person's spouse at the time of his purchase exceeds
           $1,000,000;

     (g) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably experts an income in excess of $200,000 in the current year; or

     (h) Any entity in which all of the equity owners are Accredited Investors under subparagraphs (a), (b), (c), (d), (f) or (g) above.

     Upon such transfer a new Bond of the same maturity, in any Authorized Denomination and bearing the same interest rate (except for Bonds purchased and not redeemed on any Remarketing Date) will be issued to the transferee in exchange therefor.

     The Issuer and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner of it (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal on it and interest due on it and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

     The Trustee shall not be required to issue or register the transfer of any Bond (i) during any period beginning on the fifteenth
(15th) day of the calendar month immediately preceding each Interest Payment Date, or, if such date is not a Business Day, the Business Day next preceding such fifteenth day (the "Record Date") and ending at the close of business on the applicable Interest Payment Date, (ii) during any period beginning five (5) Business Days prior to the notice of redemption given by the Trustee of Bonds to be redeemed prior to maturity and ending at the close of business on the date of such redemption, or (iii) during any period beginning fifteen (15) days prior to a Remarketing Date and ending at the close of business on such Remarketing Date.

     Prior to the Initial Remarketing Date, the Bond is issuable only as a fully registered Bond in the amount of $28,826,500 or the outstanding principal amount of the Bond or any lesser amount as determined by Section 2.11(c) of the Indenture (provided that such lesser amount is an integral multiple of $5,000, with the exception, if necessary, of one lesser amount less than $5,000). Subsequent to the Initial Remarketing Date the Bond may be issued in denominations of $5,000 or any integral multiple thereof, with the exception, if necessary, of one denomination less than $5,000. The Bond is exchangeable at the principal corporate trust office of the Trustee, subject to the limitations and upon payment of the charges provided herein and in the Indenture.

     11. Amendments and Supplements. The Indenture contains provisions permitting the Issuer, Developer and the Trustee prior to the Initial Remarketing Date (with the approval of the Owner), to adopt supplemental resolutions amending in any particular the provisions of the Indenture; provided, however, that no such amendment, without the consent of the owners of the Bonds affected, shall permit (a) a change in the times, amounts or currency of payment of the principal of or premium, if any, or interest on any outstanding Bond, or a reduction in the principal amount or redemption price, or the dates or terms of redemption of any outstanding Bond or the rate of interest thereon, (b) the creation of a claim or lien upon, or a pledge of the revenues derived from the Developer under the Indenture or other part of the moneys, rights or properties pledged as security for the Bond, (c) a preference or priority of any Bond over any other Bond, (d) any change adversely affecting the tax-exempt status of the Bond, or (e) a reduction in the aggregate principal amount of the Bond required for consent under the Indenture.

     12. Miscellaneous. The provisions included in this Bond are summaries of certain provisions of the Indenture and are qualified in their entirety by reference to the Indenture. The Indenture is subject to supplement and amendment under the circumstances, for the purposes and with the consent therein provided. The Indenture is on file with the Trustee and reference is made to it for a full statement of the rights and duties and obligations of the Trustee and the Issuer. All terms used herein which are not otherwise defined shall have the meanings ascribed thereto in the Indenture.

     Neither the officers, agents, employees or representatives of the Issuer nor any person executing this Bond shall be personally liable thereon or be subject to any personal liability by reason of the issuance hereof, whether by virtue of any constitution, status or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly released and waived as a condition of and in consideration for the execution of the Indenture and the issuance of this Bond.

     This Bond shall not be valid and shall not be entitled to the lien, pledge and benefits of the Indenture until the authentication certificate appearing on the face of this Bond shall be executed by a duly authorized signatory of the Trustee.

     All things necessary to make this Bond, when authenticated by the Trustee, the valid, binding and legal obligation of the Issuer, and to make the Indenture valid, binding and legal for the security hereof, have been done and performed and this Bond has been in all respects duly authorized, done and accomplished.

     IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by its Chairman or Vice Chairman by manual signature and the seal of the Issuer to be imprinted hereon and attested by the manual signature of its Secretary.

Date:                           BURLINGTON HOUSING AUTHORITY

                                   /s/Robert E. Matazz
                                By:___________________________
                                   Chairman/Vice Chairman

(SEAL)

ATTEST:

/s/Lillian M. Buckley
________________________________
Secretary

CERTIFICATE OF AUTHENTICATION


     This Bond is the Bond described in the within-mentioned Indenture.

                                FLEET NATIONAL BANK, as Trustee


                                   /s/Susan M. Calise
                                By:____________________________
                                   AUTHORIZED SIGNATORY

     DATE:

[FORM OF ASSIGNMENT]


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) (*THIS information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under
Section 3406 of the Code.)

________________________
________________________



_____________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_____________________________________________________________
the within Bond, and all rights thereunder, and hereby does irrevocably constitute and appoint

_____________________________________________________________
Attorney to transfer the within Bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed               ___________________________
                                   NOTICE: The signature to
                                   this assignment must
___________________________        correspond with the name as
Bank, Trust Company or Firm        it appears upon the face of
                                   the within bond in every
                                   particular, without
By:________________________        alteration or enlargement or
   Authorized Signature            any change whatever.

CERTIFICATE REGARDING REDUCTION OF PRINCIPAL

     THE PRINCIPAL AMOUNT OF THE BOND IS HEREBY REDUCED AS SET FORTH IN THE FOLLOWING SCHEDULE EFFECTIVE AS OF THE DATE SHOWN BELOW, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE WITHIN-MENTIONED INDENTURE.

                                   Executed by
                                   the Trustee
                  Principal Amount as the Registrar  Confirmed
Effective         of the Bond      of the Issuer     by the
Date of Reduction as of the        for the Bond      Registered Owner
of Principal`     Effective Date   as of Such Date   as of Such Date


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